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                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                        Supplement dated January 30, 1998
                   to the Statement of Additional Information
                               dated July 29, 1997



Pursuant to a Transfer Agency and Service Agreement, dated December 29, 1997, A I M Fund Services, Inc., a wholly owned subsidiary of A I M Advisors, Inc., provides transfer agency services to the Portfolio.